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               U.S. SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D. C. 20549

                              FORM 8-K

                           CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (d) OF
               THE SECURITIES AND EXCHANGE ACT OF 1934


                  Date of Report December 11, 1998


                      CVD EQUIPMENT CORPORATION
         (Exact name of registrant as specified in charter)

                   Commission File No. 2-97210-NY

            New York                            11-2621692
     (State of incorporation)        (IRS Employer Identification No.)

          1881 Lakeland Avenue, Ronkonkoma, New York 11779
              (Address of principal executive offices)

                             516-981-7081
                   (Registrant's telephone number)



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ACQUISTION OF ASSETS

    On December 11, 1998, CVD Equipment Corporation purchased at public auction 100% of the former inventory of Stainless Design Corporation, Saugerties, NY, for $114,400. The auction held by Fox & Associates, Virginia Beach, VA, was for the benefit of Fleet Bank.

    On December 14, 1998, CVD Equipment Corporation purchased at public auction some of the former tangible assets of Stainless Design Corporation, Saugerties, NY, for $7,695. The auction held by Fox & Associates, Virginia Beach, VA, was for the benefit of Fleet Bank.

    On December 14, 1998, CVD Equipment Corporation entered into a contract with Kidco Realty Corp. to purchase the facility owned by Kidco Realty Corp. and formerly occupied by Stainless Design Corporation, 1117 Old Kings Highway, Saugerties, NY 12477. Some significant items in the purchase contract are:
  o Leasing of the facility for $5,250. per month until contract closing which is expected to take place during the first quarter of 1999.
  o A purchase price of $1,400,000. for the 22,000 square foot facility, situated on 5 acres of land.
  o The purchase price will be paid for at time of closing by cash funds from CVD Equipment Corporation in the amount of $500,000. and Kidco Realty Corp. issuing a 30 year amortization, 7% interest, 10 year balloon, non recourse purchase money note and mortgage to CVD Equipment Corporation in the amount of $900,000.

    On December 15, 1998, CVD Equipment Corporation purchased at public auction the remainder of the former tangible assets and 100% of the former intangible assets of Stainless Design Corporation, Saugerties, NY, for $550,000. The auction held by Fox & Associates, Virginia Beach, VA, was for the benefit of Fleet Bank.

    On December 17, 1998, CVD Equipment Corporation issued via PR Newswire the attached press release (Exhibit A).

    On December 23, 1998 CVD Equipment Corporation formed a new 100% owned subsidiary called Stainless Design Concepts, Ltd.. The new subsidiary is located at 1117 Old Kings Highway, Saugerties, NY 12477.

                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 22ND day of February, 1999.

                              					CVD EQUIPMENT CORPORATION
                              					By    /s/ Leonard A. Rosenbaum
                                					        Leonard A. Rosenbaum
                                					        President
                                					        Chief Executive Officer




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12/17/98 9:00 CVD Equipment Corporation Purchases the Assets of
Stainless Design Corporation (SDC).

Ronkonkoma, NY - Dec. 17, 1998 - CVD EQUIPMENT CORPORATION (CVD) has purchased the tangible and intangible assets together with the intellectual property of Stainless Design Corporation (SDC), Saugerties, NY. CVD is a manufacturer of Chemical Vapor Deposition equipment for the semiconductor industry, while SDC was a manufacturer of Ultra High Purity (UHP) gas and chemical delivery systems
 for state-of-the-art semiconductor fabrication processes.   It is expected
that UHP delivery systems will continue to be manufactured at the former SDC facility. The addition of the former SDC facility gives CVD the ability to manufacture in a state-of-the art location the new CVD production systems for UHVCVD of Silicon-Germanium, Rapid Thermal Processing, Thermal Desorption Spectroscopy and LPCVD of Oxide, Nitride and Polysilicon layers.

This public announcement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, ad Section 21E
of the Securities Exchange Act of 1934, as amended.   These forward-looking
statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or anticipated results. Investors and potential investors should review carefully the description of the risks and uncertainties which, together with other detailed information about CVD Equipment Corporation, is contained in the periodic reports that CVD files from time to time with Securities and Exchange Commission.

The risks and uncertainties include, but are not limited to: the ability to successfully integrate the acquired assets and facility into CVD Equipment Corporation; CVD's dependence upon the ability to attract and retain qualified personnel; competition and technological changes in both CVD and the former SDC businesses; the company's dependence upon proprietary technology and the potential need for additional financing.

For further information Contact:
                           CVD Equipment Corporation
                           Karen Hamberg, Phone: 516-981-7081,
                           Fax: 516-981-7095 or email: info@cvdequipment.com